UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2022

Eagle Bancorp Montana, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34682 (Commission File Number)	27-1449820 (IRS Employer Identification No.)
1400 Prospect Ave. Helena, MT 59601 (Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (406) 442-3080

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Stock, par value $0.01 per share	Trading Symbol(s) EBMT	Name of each exchange on which registered Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2022 special meeting of Shareholders of Eagle Bancorp Montana, Inc. ("Eagle," or the "Company") held on January 26, 2022, two proposals were submitted to the shareholders. As of the close of business on December 7, 2021, the record date for the Eagle special meeting, there were 6,794,811 shares of common stock, par value $0.01 per share, of Eagle ("Eagle common stock") outstanding, each of which was entitiled to one vote for each proposal at the Eagle special meeting. At the Eagle special meeting, a total of 5,099,244 were present in person or by proxy. The proposals are described in detail in the Company’s joint proxy statement/prospectus. The following is a summary of the voting results for each matter presented to the shareholders.

Proposal 1
To approve and adopt the Agreement and Plan of Merger, dated as of September 30, 2021, by and among Eagle, Opportunity Bank of Montana, First Community Bancorp, Inc. and First Community Bank pursuant to which First Community Bancorp, Inc. will merge with and into Eagle (the "Eagle merger proposal"). The proposal was approved by a vote of shareholders as follows:

	Votes For	Votes Against	Abstentions
The Eagle merger proposal	5,075,821	16,984	6,439

Proposal 2
To adjourn the special meeting of Eagle shareholders, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the Eagle merger proposal or to ensure that any supplement or amendment to the joint proxy statement/prospectus is timely provided to holders of Eagle common stock (the "Eagle adjournment proposal"). The proposal was approved by a vote of shareholders as follows:

	Votes For	Votes Against	Abstentions
The Eagle adjournment proposal	4,995,766	91,071	12,407

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP MONTANA, INC.

Date: January 28, 2022	By:	/s/ Laura F. Clark
Laura F. Clark
Executive Vice President & CFO

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